DATED 30 September 2004

NORSK TEEKAY HOLDINGS LTD
(as borrower)

— and —

DNB NOR BANK ASA
(as arranger)

— and —

THE SEVERAL BANKS
(as banks)

— and —

DNB NOR BANK ASA
(as facility agent and security trustee)

SECOND SUPPLEMENTAL AGREEMENT TO
A SECURED REDUCING REVOLVING LOAN
FACILITY AGREEMENT DATED 26 JUNE 2003
AS AMENDED BY A FIRST SUPPLEMENTAL AGREEMENT
DATED 17 NOVEMBER 2003

One, St Paul's Churchyard
London EC4M 8SH
Telephone +44 (0)20 7329 4422
Fax +44 (0)20 7606 0822
DX No. 64 Chancery Lane
www.shlegal.com

STEPHENSON HARWOOD

CONTENTS

SUPPLEMENTAL AGREEMENT

Dated: 30 September 2004

BETWEEN:-

(1)	NORSK TEEKAY HOLDINGS LTD which is a company incorporated according to the law of the Marshall Islands with its registered office at c/o Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH-96960 and its principal place of business at TK House, Bayside Executive Park, West Bay Street & Blake Road, Nassau, The Bahamas (the "Borrower"); and

(2)	the banks and financial institutions listed in Schedule 1, each acting through its office at the address indicated against its name in Schedule 1 (together "the Banks" and each a "Bank"); and

(3)	DNB NOR BANK ASA, acting as facility agent and security trustee through its office at Stranden 21, P.O. Box 1171 Sentrum, N-0107 Oslo, Norway (in that capacity "the Agent"); and

(4)	DNB NOR BANK ASA, acting as arranger and underwriter through its office at Stranden 21, P.O. Box 1171 Sentrum, N-0107 Oslo, Norway (in that capacity "the Arranger")

SUPPLEMENTAL TO a Secured Reducing Revolving Loan Facility Agreement dated 26 June 2003 (the "Original Agreement") as amended by a first supplemental agreement dated 17 November 2003 (the "First Supplement" and together with the Original Agreement the "Loan Agreement") each made between the Borrower, the Banks and others (the "Original Banks"), the Arrangers (as defined therein) and the Agent (in its former name of Den norske Bank ASA), on the terms and subject to the conditions of which each of the Original Banks made available to the Borrower its respective Commitment of an aggregate principal amount not exceeding five hundred and fifty million Dollars ($550,000,000) (the "Facility").

WHEREAS:-

(A)	The Borrower wishes to restructure the Facility to enhance the financial flexibility of the Guarantor and the Borrower and has requested the consent of the Banks to such restructuring.

(B)	The Banks, the Arranger and the Agent have agreed to consent to such restructuring and have agreed to amend the Loan Agreement accordingly on the terms and subject to the conditions contained in this Supplemental Agreement.

IT IS AGREED THAT:-

1	Interpretation

1.1	In this Supplemental Agreement:-

"Confirmation Deed" means a deed of amendment and confirmation to be signed by the Guarantor in respect of the Guarantee in form and substance satisfactory to the Agent.

"Effective Date" means the date on which the Agent confirms to the Borrower that all of the conditions referred to in Clause 2.1 have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default or Potential Event of Default shall have occurred.

"Intercompany Agent" means DnB NOR Bank ASA in its capacity as agent under the Intercompany Loan Amendment and Restatement and the Intercompany Loan Agreement (as redefined in clause 4.1.5 hereof).

"Intercompany Loan Amendment and Restatement" means the amendment and restatement of the Intercompany Loan Agreement made or to be made between the Borrower, the Purchaser and the Intercompany Agent on terms acceptable to the Majority Banks.

"Navion Clipper Mortgage Transfer" means the transfer of the Bahamas ship mortgage over m.v. "NAVION CLIPPER" in favour of the Intercompany Agent and the Borrower executed or to be executed in favour of the Agent.

"Navion Saga Mortgage Transfer" means the transfer of the Bahamas ship mortgage over m.v. "NAVION SAGA" in favour of the Intercompany Agent and the Borrower executed or to be executed in favour of the Agent.

"New Guarantees" means the guarantees to be granted by the Vessel Owners in favour of the Intercompany Agent.

"New Security Documents" means together this Supplemental Agreement, the New Guarantees, the Confirmation Deed and the Qualifying Security Assignment.

"the Qualifying Mortgages" means the first priority statutory ship mortgages over the Vessels together with deeds of covenants collateral thereto to be granted by the Vessel Owners in favour of the Intercompany Agent (or, in the case of the mortgages and deeds of covenant for "NAVION CLIPPER" and "NAVION SAGA" only, in favour of the Intercompany Agent and the Borrower) (each a "Qualifying Mortgage").

"Qualifying Security Assignment" means the deed of assignment of the Qualifying Security Documents to be executed by the Borrower, the Vessel Owners and the Intercompany Agent in favour of the Agent.

"Qualifying Security Documents" means together the New Guarantees and the Qualifying Mortgages.

"Trust Deed" means the deed made or to be made between the Borrower and the Intercompany Agent setting out the terms and conditions upon which the Intercompany Agent will hold the Qualifying Security;

"Vessel Owners" means Navion Offshore Loading AS of Norway and Navion Shipping Ltd.

"Vessels" means those vessels listed in Schedule 2, each of which is owned by a Vessel Owner.

1.2	All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Original Agreement shall apply to the interpretation of this Supplemental Agreement as if it were set out in full.

2	Conditions

2.1	Before Clause 4 of this Supplemental Agreement shall take effect, the Borrower shall deliver or cause to be delivered to or to the order of the Agent the following documents and evidence:-

2.1.1	A certificate from a duly authorised officer of each of the Borrower and the Guarantor confirming that none of the documents delivered to the Agent pursuant to Clauses 3.1.1 and 3.1.3 of the Original Agreement have been amended or modified in any way since the date of their delivery to the Agent, or copies, certified by a duly authorised officer of the Borrower or the Guarantor as the case may be as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified.

2.1.2	Such evidence as the Agent may reasonably require that each Vessel Owner was duly incorporated in its country of incorporation and remains in existence and, where appropriate, in good standing, with the power to enter into, and perform its obligations under the Qualifying Security Documents including (without limitation) a copy, certified by a director, officer or the secretary of the Vessel Owner in question as true, complete, accurate and unamended, of all documents establishing or limiting the constitution of such Vessel Owner.

2.1.3	A copy, certified by a director, officer or the secretary of each of the Borrower, the Guarantor and the Vessel Owners as true, complete, accurate and neither amended nor revoked, of a resolution of its directors and, where required, a resolution of the shareholders (together, where appropriate, with signed waivers of notice of any directors’ or shareholders’ meetings) approving, and authorising or ratifying the execution of, those of the New Security Documents and the Qualifying Security Documents to which the Borrower, the Guarantor or the relevant Vessel Owner (as the case may be) is or is intended to be a party and all matters incidental thereto.

2.1.4	A certificate signed by a duly authorised officer of each of the Borrower, the Guarantor and each Vessel Owner setting out the names of its directors, officers and shareholders together (where appropriate) with an official certificate of good standing or equivalent certificate in respect of each issued by its company registry.

2.1.5	The power of attorney, notarially attested and legalised where required, of each of the Borrower, the Guarantor and each Vessel Owner under which any documents are to be executed or transactions undertaken by it.

2.1.6	The Qualifying Security Assignment duly executed and all notices of assignment to be issued pursuant thereto, duly executed and served on the relevant recipients and duly acknowledged where appropriate.

2.1.7	The Navion Clipper Mortgage Transfer and the Navion Saga Mortgage Transfer each duly executed and registered with the Bahamas Maritime Authority in London together with a transcript of the register in respect of each of m.v. "NAVION CLIPPER" and m.v. "NAVION SAGA" evidencing due registration of the relevant Qualifying Mortgages in favour of the Agent.

2.1.8	The Confirmation Deed duly executed by the Guarantor.

2.1.9	The Intercompany Loan Amendment and Restatement duly executed by all parties thereto together with written confirmation from the Intercompany Agent that all conditions precedent referred to therein have been satisfied.

2.1.10	The Trust Deed duly executed by the parties thereto.

2.1.11	Payment to the Agent on behalf of each of the Banks of a restructuring fee as separately agreed.

2.1.12	The documents and evidence listed in clause 3.4 (other than those listed in clauses 3.4.1 and 3.4.2) of the Original Agreement in relation to the Vessels.

2.1.13	The originals of the Qualifying Security Documents duly executed and registered delivered to the Agent.

2.1.14	Confirmation of the Shares Charge and the Assignment.

2.1.15	Confirmation satisfactory to the Agent that all legal opinions required by the Agent on behalf of the Finance Parties will be given in substantially the form required by the Agent.

2.2	The Borrower undertakes to deliver or to cause to be delivered to the Agent, on or as soon as practicable after the Effective Date, the following additional documents and evidence:-

2.2.1	The documents and evidence listed in clause 3.5 of the Original Agreement in relation to the Vessels; and

2.2.2	Such legal opinions as the Agent shall require.

2.3	All documents and evidence delivered to the Agent pursuant to this Clause shall:-

2.3.1	be in form and substance acceptable to the Agent;

2.3.2	be accompanied, if required by the Agent, by translations into the English language, certified in a manner acceptable to the Agent;

2.3.3	if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.

3	Representations and Warranties

Each of the representations and warranties contained in clause 4 of the Original Agreement as amended by the First Supplement (other than that contained in Clause 4.6) shall be deemed repeated by the Borrower at the date of this Supplemental Agreement and at the Effective Date (in addition to the dates on which they are deemed repeated under the Original Agreement), by reference to the facts and circumstances then pertaining, as if references to the Security Documents included the New Security Documents and as if references to the Intercompany Loan Agreement included the Intercompany Loan Amendment and Restatement.

4	Amendments to Loan Agreement

4.1	With effect from the Effective Date the Loan Agreement shall be read and construed as though:-

4.1.1	the definitions set forth in Clause 1.1 of this Supplemental Agreement were incorporated in clause 1.1 of the Original Agreement in alphabetical order and any existing definitions renumbered accordingly;

4.1.2	the definition of "Qualifying Security Date" contained in clause 1.1 of the Original Agreement and throughout the Loan Agreement were deleted;

4.1.3	the definition of "Margin" set forth in Clause 1.1 of the Original Agreement were deleted and replaced with the following:-

"Margin" means sixty five basis points (65bps) per annum."

4.1.4	the definition of "Security Documents" set forth in clause 1.1 of the Original Agreement included the New Security Documents but excluded the Cash Call Guarantee;

4.1.5	the definition "Intercompany Loan Agreement" set forth in clause 1.1 of the Original Agreement referred to the Intercompany Loan Agreement as amended and restated by the Intercompany Loan Amendment and Restatement.

4.1.6	clause 7.2 of the Original Agreement were deleted and replaced with the following:-

"7.2 Commitment Commission The Borrower shall pay to the Agent Commitment Commission in Dollars at the rate of thirty five basis points (35bps) per annum on any undrawn and uncancelled part of the Facility. The Commitment Commission will accrue from day to day on the basis of a 360 day year and the actual number of days elapsed and shall be paid quarterly in arrears from the Effective Date until the Commitment Termination Date with a pro rata payment being due and payable on the Commitment Termination Date."

4.1.7	clause 10.1.1 of the Original Agreement were deleted and replaced with the following:-

"10.1.1	no third party rights without the Majority Banks prior written consent create or permit to arise or continue any Encumbrance on or over all or any part of the Vessels or their Earnings or Insurances except for Permitted Liens or Encumbrances arising in connection with the financing of the organic compound equipment provided on a non-recourse basis to the Borrower (the "VOC Equipment"); nor"-

4.1.8	the definitions of Minimum Rating, Qualifying Security, Cash Call Amount, Cash Call Guarantee, Permitted Borrowings and NIBD, clauses 10.1.2, 10.1.4, 10.1.5, 10.2.3, 10.3, 10.4, 10.5, 10.6 and 10.7, together with Schedule 3, of the Original Agreement were deleted;

4.1.9	the reference in the last line of clause 10.2.3 of the Original Agreement to "Clause 10.3" were amended to read "Clause 10.4";

4.1.10	the following new clauses were inserted in the Loan Agreement:-

"10.3	Valuations Deliver to the Agent a Valuation of each of the Vessels on the due date for delivery of the financial statements of the Guarantor and on such other occasions as the Agent may reasonably request.

10.4	Guarantor’s Financial Covenants At any time during the Facility Period, the Borrower shall procure that:-

(a)	the Guarantor maintains Free Liquidity of not less than one hundred million Dollars ($100,000,000); and

(b)	the aggregate of the Guarantor’s Free Liquidity and undrawn committed revolving credit lines (excluding undrawn committed revolving credit lines with less than 6 months to maturity) shall not be less than seven point five per cent (7.5%) of the Total Debt.

10.5	Dividends Provided that the Intercompany Indebtedness shall at all times be equal to or greater than the Indebtedness and no Event of Default has occurred and is continuing the Borrower may:-

10.5.1	pay any dividends or make any other distributions to shareholders;

10.5.2	make any loan or other similar financial support available to any third party or any member of the Navion Group;

10.6	Intercompany Loan Once every six months, and on the written request of the Agent, the Borrower shall deliver a certificate to the Agent confirming the amount outstanding under the Intercompany Loan Agreement, which shall at all times be at least equal to the aggregate of the Facility Outstandings and all unpaid interest, costs and expenses hereunder.

10.7	Drawdown Notice The form of drawdown notice attached as Schedule 5 of the Loan Agreement shall be modified by adding an extra paragraph as follows:

We hereby represent and warrant that, immediately following the advance of the Drawing referred to in this Drawdown Notice, the amount outstanding under the Intercompany Loan Agreement shall be equal to or greater than the Facility Outstandings."

4.1.11	a new clause 12.2.18 were inserted as follows:-

"12.2.18 Intercompany Loan Agreement if any default (other than on the part of the Intercompany Agent) occurs under the Intercompany Loan Agreement or if the Intercompany Agent is removed (or steps are taken to try to remove it) from its position as agent thereunder or if the Borrower (i) obstructs the Intercompany Agent from performance of its delegated duties or (ii) attempts to revoke the authority and discretion it has granted to the Intercompany Agent, under clause 10.3(b) of the Intercompany Loan Agreement".

4.1.12	the Commitments and Proportionate Shares of the Banks shall be amended to the amounts and percentages set out in Schedule 1.

5	Confirmation and Undertaking

5.1	In consideration of the agreement of the Banks and the Agent contained in this Supplemental Agreement, the Borrower confirms that all of its obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in or pursuant to this Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement (however described) were references to the Loan Agreement as amended and supplemented by this Supplemental Agreement.

5.2	The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Supplemental Agreement.

6	Communications, Law and Jurisdiction

The provisions of clauses 16 and 19 of the Original Agreement shall apply to this Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Supplemental Agreement.

7	Miscellaneous

Clauses 17.7, 18.2, 18.20 and 18.21 of the Original Agreement shall (mutatis mutandis) apply to this Supplemental Agreement.

IN WITNESS of which the parties to this Supplemental Agreement have executed this Supplemental Agreement the day and year first before written.

Schedule 1

The Banks

The Banks                                         The Commitments          The Proportionate Shares (%)

Citibank N.A.                                      $34,166,666.67                     7.45%
33 Canada Square
London E14 5LB
Fax: +44 207 500 5806
Attention: Processing Unit, Loans

DnB NOR Bank ASA                                   $86,666,666.63                    18.91%
Stranden 21
P.O.Box 1171 Sentrum
N-0107 Oslo
Norway
Fax no:  +47 22 482894
Attention: Credit Administration, Shipping

Nordea Bank Norge ASA                              $31,666,666.67                     6.91%
P.O.Box 1166 Sentrum
0107 Oslo
Norway
Fax no: +47 22 484 278
Attention: International Loan Administration

The Governor and Company                           $31,666,666.67                     6.91%
of the Bank of Scotland
Marine Finance Group
Corporate Banking
New Uberior House
11 Earl Grey Street
Edinburgh EH3 9BN
Fax no: +44 131 659 0387
Attention: Douglas Newton

Fortis Capital Corp                                $31,666,666.67                     6.91%
Three Stamford Plaza
301 Tresser Boulevard
Stamford, CT06901
United States of America
Fax no: +1 203 705 5896
Attention: Shipping Department

HSBC Bank plc                                      $31,666,666.67                     6.91%
8 Canada Square
London
E14 5HQ
Fax no: +44 207 991 4895
Attention: Transport & Logistics, Shipping Corporate, Investment Banking and Markets

ING Bank N.V.                                       $31,666,666.67                    6.91%
Weena 501
3000 DA Rotterdam
The Netherlands
Fax no: +00 3110 444 6879
Attention: Betty Van der Ploeg

Lloyds TSB Bank plc                                 $31,666,666.67                    6.91%
Structured Asset Finance
25 Gresham Street
London
EC2V 7HN
Fax no: +44 207 356 2398
Attention: Head of Ship Finance

Scotiabank Europe Plc                              $31,666,666.67                     6.91%
33 Finsbury Square
London
EC2A 1BB
Fax no:+44 207 454 9019
Attention: Robyn Harrington/David Stuart

Skandinaviska Enskilda Banken AB (publ)            $31,666,666.67                     6.91%
8 Kungstradgardsgatan
106 40 Stockholm
For administration matters:
Fax no: +47 2282 7006
Attention: Anne Geelmugden
KV 108 FCA
Fax no: +46 8611 0384
Attention: Shafi Quraishi
For credit matters:
Rosenkratz Gate 22
No-0123 Oslo
Norway
Fax no: +47 2282 7104
Attention: Per Olav Bucher-Johannessen

Calyon                                             $22,500,000                       4.91%
For administration matters:
9. Quai, du President Paul Doumer F-92400
92920 Paris La Defense Cedex
France
Fax no: +33 141 89 1934
Attention: Middle Office/Shipping/Mr A. Souto/M. Godet-Couery
For credit matters:
122 Leadenhall Street
London EC3V 4QH
Fax no: +44 207 894 2307
Attention: Daniel Quirk/Marc Etcheberry

HSH Nordbank AG                                    $22,500,000                       4.91%
Gerhardt-Hauptmann-Platz 50,
D-20095 Hamburg
Federal Republic of Germany
Fax no: +49 431 900 34307
Attention: Franke Hay

NIB Capital Bank N.V.                              $22,500,000                       4.91%
Carnegieplein 4, 2517 KJ, The Hague
PO Box 380, 2501 BH The Hague
The Netherlands
Fax no: +31 70 342 5577
Attention: Transportation & Energy

Vereins-und Westbank AG                         $14,166,666.67                       3.09%
Alter Wall 22
D-20457 Hamburg
Federal Republic of Germany
Fax no: +49 40 3692 3696
Attention: Ms Eike Wilde

Schedule 2

The Vessels

Vessel                                               Flag                  Vessel Owner
NAVION CLIPPER                                       Bahamas               Navion Offshore Loading AS
NAVION NORVEGIA                                      NOR                   Navion Offshore Loading AS
NAVION EUROPA                                        NOR                   Navion Offshore Loading AS
NAVION BRITANNIA                                     NOR                   Navion Offshore Loading AS
NAVION SCANDIA                                       NOR                   Navion Offshore Loading AS
NAVION HISPANIA                                      NOR                   Navion Offshore Loading AS
NAVION OCEANIA                                       NOR                   Navion Offshore Loading AS
NAVION ANGLIA                                        NOR                   Navion Offshore Loading AS
NAVION SAGA                                          Bahamas               Navion Offshore Loading AS
NAVION SCOTIA                                        NIS                   Navion Offshore Loading AS
NAVION DANIA                                         NIS                   Navion Shipping Ltd

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
NORSK TEEKAY HOLDINGS LTD                            )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
CITIBANK N.A. (as a Bank)                            )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
DNB NOR BANK ASA (as a Bank)                         )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
NORDEA BANK NORGE ASA (as a Bank)                    )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
THE GOVERNOR AND COMPANY OF                          )
THE BANK OF SCOTLAND (as a Bank)                     )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
FORTIS CAPITAL CORP (as a Bank)                      )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
HSBC BANK PLC (as a Bank)                            )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
ING BANK N.V. (as a Bank)                            )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
LLOYDS TSB BANK PLC (as a Bank)                      )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
SCOTIABANK EUROPE PLC (as a Bank)                    )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
SKANDINAVISKA ENSKILDA                               )
BANKEN AB (publ) (as a Bank)                         )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
CALYON                                               )
(as a Bank) in the presence of:-                     )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
HSH NORDBANK AG (as a Bank)                          )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
NIB CAPITAL BANK N.V. (as a Bank)                    )
in the presence of:-                                 )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
VEREINS-UND WESTBANK AG                              )
(as a Bank) in the presence of:-                     )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
DNB NOR BANK ASA                                     )
(as the Arranger) in the presence of:-               )

SIGNED                                               )
by                                                   )
duly authorised                                      )
for and on behalf of                                 )
DNB NOR BANK ASA                                     )
(as the Agent) in the presence of:-                  )